UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : August 14, 2002

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

______________________________

Item 7.          Financial Statements and Exhibits.

          (c)     Exhibits.

          The following exhibits are filed herewith:

          99.1     Certificate of Chief Executive Officer.

          99.2     Certificate of Chief Financial Officer.

Item 9. Regulation FD Disclosure.

          In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Cleco Corporation included as correspondence the certifications attached hereto as Exhibits 99.1 and 99.2.

          The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Cleco Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: August 14, 2002	By: /s/R. Russell Davis
R. Russell Davis
Vice President & Controller

EXHIBIT INDEX

Number          Exhibit

  99.1              Certificate of Chief Executive Officer.

  99.2               Certificate of Chief Financial Officer.